Earnings (loss) per Share	12 Months Ended
Dec. 31, 2021
Earnings/(loss) per Share
Earnings/(loss) per Share

12.Earnings/(loss) per Share

All common shares issued (including the restricted shares issued under the Company’s incentive plans) are the Company’s common stock and have equal rights to vote and participate in dividends. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. Incremental shares are the number of shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. In 2021, the denominator of the diluted earnings per share calculation includes 3,735,059 incremental shares. In 2020 there were no incremental shares and in 2019, there were 598,014 incremental not included in the calculation as the Company incurred losses and the effect of such shares was anti-dilutive.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends on Series B Preferred Stock as follows:

	2021	2020	2019
Net income/(loss)	$57,394	$(134,197)	$(10,535)
Dividends on series B preferred shares	(5,769)	(5,769)	(5,769)
Net income/(loss) attributed to common stockholders	$51,625	$(139,966)	$(16,304)

Weighted average number of common shares, basic	81,121,781	86,143,556	95,191,116
Incremental shares	3,735,059	—	—
Weighted average number of common shares, diluted	84,856,840	86,143,556	95,191,116

Earnings/(loss) per share, basic	$0.64	$(1.62)	$(0.17)

Earnings/(loss) per share, diluted	$0.61	$(1.62)	$(0.17)